AMENDMENT NO. 1
                               to
                      AMENDED AND RESTATED
                   LOAN AND SECURITY AGREEMENT
                    dated as of April 1, 1999


     THIS AMENDMENT NO. 1 entered into as of April 1, 1999 (this "Amendment") among COLLINS INDUSTRIES, INC., a Missouri corporation ("Collins"), COLLINS BUS CORPORATION, a Kansas corporation (the "Bus"), WHEELED COACH INDUSTRIES, INC., a Florida corporation ("WCI"), CAPACITY OF TEXAS, INC., a Texas corporation ("Capacity"), MOBILE-TECH CORPORATION, a Kansas corporation ("Mobile"), WORLD TRANS, INC., a Kansas corporation ("World Trans"), BRUTZER CORPORATION, an Ohio corporation ("Brutzer") and MID BUS, INC., an Ohio corporation ("Mid Bus", and together with Collins, Bus, Capacity, Mobile, WCI, World Trans and Brutzer, the "Borrowers" and each, a "Borrower"), the financial institutions party to the Loan Agreement from time to time (the "Lenders"), and NATIONSBANK, N.A. (f/k/a NationsBank of Georgia, N.A.), a national banking association ("NationsBank"), as agent for the Lenders (the "Agent").

                      Preliminary Statement

     Certain of the Borrowers entered into an Amended and Restated Loan and Security Agreement with NationsBank and the Agent dated as of July 31, 1998 (the "Loan Agreement") and NationsBank has been providing loans and other financial accommodations under the Loan Agreement since that date. The Borrowers have requested that NationsBank and the Agent amend the Loan Agreement in certain respects to reflect certain changes in the Borrowers' financing needs and to provide for the issuance by NationsBank of an IRB Letter of Credit to support the issuance of the Bonds to finance the Project and NationsBank and the Agent have agreed to do so. The parties now wish to set forth those agreements in writing. It is the intention of the parties that the Loans under the Loan Agreement as amended hereby in all respects constitute a continuation of the outstanding Loans under the Loan Agreement and not a refinancing thereof or a novation with respect thereto.

     The Borrowers confirm that they remain a consolidated group of companies under Collins as the common parent. The Borrowers acknowledge and agree that they are a part of an integrated, interdependent group of companies that on a regular basis make intercompany loans to one another and that the Lenders are relying upon the joint and several obligations of the Borrowers in providing the financing accommodations described herein and would not have provided such accommodations without such joint and several undertakings of all of the Borrowers.

                     Statement of Agreement

     NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1.     Cross References and Definitions.

     (a) Reference is made to the Loan Agreement. Upon and after the effectiveness of this Amendment as provided in Section 5 hereof, all references to the Loan Agreement in the Loan
Agreement  or  in  any other Loan Document shall  mean  the  Loan
Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not, and will not, amend, modify or supplement any provision of or constitute a consent to or a waiver of any noncompliance with the provisions of the Loan Agreement and, except as specifically provided in this Amendment, the Loan Agreement shall remain in full force and effect.

     (b) Unless otherwise defined herein, terms defined in the Loan Agreement are used herein as therein defined.

     Section  2.      Amendment  to  Loan  Agreement  Provisions.
Effective in accordance with Section 5 hereof, the Loan Agreement is hereby amended by

     (a)  amending Section 1.1 Definitions by

          (i) amending the introductory language to read in its entirety as follows:

               SECTION 1.1 Definitions.  For the purposes of this
          Agreement,  unless  otherwise  defined  herein,   terms
          defined in the IRB Documents shall have the meanings herein as therein ascribed to them and:

          (ii) amending the following definitions in their entireties to read as follows:

               "Applicable Interest Margin" means 0.00% as to Prime Rate Loans, except Acquisition Loans which are Prime Rate Loans, and .50% as to Acquisition Loans which are Prime Rate Loans, and 1.75% as to Eurodollar Rate Loans, except Acquisition Loans which are
          Eurodollar Rate Loans, and 2.25% as to Acquisition Loans which are Eurodollar Rate Loans.

               "Borrower"  means each of Collins, Bus,  Mid  Bus,
          WCI, Capacity, Mobile, Brutzer and World Trans.

               "Chassis Sublimit" means the sum of $12,000,000.

               "Raw   Materials  Sublimit"  means  the   sum   of
          $7,000,000.

               "Term Loan" means either a Term Loan A or a Term Loan B or a Term Loan C or an Acquisition Loan, and refers to both Eurodollar Rate Term Loans and Prime Rate Term Loans and "Term Loans" means all such Loans.

               "Term  Loan  Commitments" means the  Term  Loan  B
          Commitments  and  the Term Loan C Commitments  and  the
          Acquisition Loan Commitments.

               "Term Loan Termination Date" means the earlier of the Termination Date or May 31, 2002.

               "Term Note" means any of the Term Notes A or the Term Notes B or the Term Notes C or the Acquisition
          Loan Notes and "Term Notes means more than one such Note.

               "Termination Date" means May 31, 2002, such earlier date as all Secured Obligations shall have been irrevocably paid in full and the Revolving Credit Facility shall have been terminated, or such later date as to which the same may be extended pursuant to the provisions of Section 2.5.

          (iii) amending the definition of "Collateral" by inserting immediately before the words "all of each Borrower's" appearing in the first line thereof the phrase "all IRB Collateral and";

          (iv)     amending    the    definition    "Consolidated
          Subsidiaries"   by   inserting  "Mid   Bus,   Brutzer,"
          immediately following the term "Bus" appearing in the first line thereof.

          (v)   amending  the  definition "IRB Letter  of  Credit
          Obligations" by inserting immediately before the period at the end thereof the following ", plus (c) all other obligations arising under the IRB Documents".

          (vi)  amending  the  definition  "Loan  Documents"   by
          inserting ", IRB Documents" immediately following the term "Security Documents" appearing therein.

          (vii) amending the definition "Restricted Payment" by inserting immediately after the words "Money Borrowed" appearing in clause (b) thereof the parenthetical phrase "(other than the Secured Obligations)."

          (viii)     amending  the definition  "Revolving  Credit
          Facility"   by   deleting  the   amount   "$17,000,000"
          appearing therein and substituting therefor the  amount
          "$22,000,000";

          (ix)   amending   the   definition  "Revolving   Credit
          Commitment" in its entirety to read as follows:

               "Revolving Credit Commitment" means, as to NationsBank, initially $22,000,000 and, as to each lender from and after an assignment by NationsBank, the amount set forth for such Lender in the Register maintained by the Agent pursuant to Section 13.1(d), representing such Lender's aggregate obligation, upon and subject to the terms and conditions of this Agreement, to make Revolving Credit Loans to each of the Borrowers.

          (x) adding thereto the following definitions in the appropriate alphabetical order:

               "Amendment No. 1" means the Amendment  No.  1,  to
          Amended and Restated Loan and Security Agreement dated as of April 1, 1999.

               "Amendment No. 1 Effective Date" means the date on which Amendment No. 1 shall have become effective in accordance with its terms.

               "Acquisition Facility" means, at any time, the principal amount of $5,000,000.

               "Acquisition  Loan"  means the  aggregate  of  the
          Acquisition   Loan  Advances  made  to  the   Borrowers
          pursuant to Section 3.1(d).

               "Acquisition Loan Advance" means any advance of an Acquisition Loan occurring after the Effective Date pursuant to the provisions of Section 3.1(d).

               "Acquisition Loan Advance Date" means the date on which a Acquisition Loan Advance is made pursuant to the provisions of Sections 3.1 and 3.2.

               "Acquisition Loan Commitment" means, as to each Lender, the amount equal to such Lender's Commitment Percentage of the Acquisition Facility representing such Lender's aggregate obligations, upon and subject to the terms and conditions of this Agreement, to make Acquisition Loans to the Borrower.

               "Acquisition Loan Note" means any of the promissory notes made by the Borrowers, jointly and severally, payable to the order of a Lender evidencing the obligations of such Borrowers to pay the aggregate unpaid amount of the Acquisition Loan made by such
          Lender to the Borrowers (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor whether payable to the same or different Lender, whether issued in connection with a Person becoming a Lender after the Effective Date or otherwise), substantially in the form of Exhibit B-3 hereto, with all blanks properly completed, either as originally executed or as the same may be from time to time be supplemented, modified, amended, renewed, extended or refinanced, and "Acquisition Loan Notes" means more than one such Acquisition Loan Note.

               "Brutzer"  means  Brutzer  Corporation,  an   Ohio
          corporation, a Wholly-Owned Subsidiary of Collins.

               "IRB Collateral" means Collateral Securities, Pledged Bonds, the Trust Estate, the Sinking Fund Collateral, the Cash Collateral Account and any and all other real or personal property at any time securing the IRB Letter of Credit Obligations.

               "IRB    Documents"   means,   collectively,    the
          Reimbursement Agreement between Collins and the Lender dated as of April 1, 1999 and the Related Documents.

               "IRB    Transaction"   means    the    transaction
          contemplated by the IRB Documents.

               "Mid   Bus"   means  Mid  Bus,   Inc.,   an   Ohio
          corporation, a Wholly-Owned Subsidiary of Collins, and its successors and assigns.

               "Mid Bus Acquisition" means the Acquisition of all of the outstanding capital stock of Mid Bus by Collins consummated on November 1, 1998.

               "Target"  shall  have  the meaning  set  forth  in
          Section 3.2.

               "Term Loan C" means each Loan made to a Borrower pursuant to Section 3.1(c) of the Agreement, as well as all such Loans collectively, as the context requires.

               "Term Loan C Commitment" means, as to each Lender, the amount equal to such Lender's Commitment Percentage of the Term Loan C Facility representing such Lender's aggregate obligation, upon and subject to the terms and conditions of this Agreement, to make Term Loans C to the Borrowers on the Amendment No. 1 Effective Date.

               "Term Loan C Facility" means a principal amount equal to $1,631,500.

               "Term Note C" means any of the promissory notes made by the Borrowers, jointly and severally, payable to the order of a Lender evidencing the obligations of such Borrowers to pay the aggregate unpaid amount of the Term Loan C made by such Lender to the Borrowers (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor whether payable to the same or different Lender, whether issued in connection with a Person becoming a Lender after the Effective Date or otherwise), substantially in the form of Exhibit B-4 hereto, with all blanks properly completed, either as originally executed or as the same may be from time to time be supplemented, modified, amended, renewed, extended or refinanced, and "Term Notes C" means more than one such Term Note C.

     (b)  amending Article 3 in its entirety to read as follows:

          SECTION 3.1  Term Loan Facilities.

                (a)  Term Loan A.  Upon the terms and subject  to
          the conditions of, and in reliance upon the representations and warranties made under, the Original Agreement, NationsBank made a Term Loan A to each Borrower on the Original Effective Date and such Loans are to remain outstanding hereunder.

                (b)  Term Loan B.  Upon the terms and subject  to
          the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Lender agrees severally, but not jointly, to make a Term Loan B to the Borrowers from time to time in incremental Term Loan B Advances of not less than $250,000 each and in aggregate principal amount of up to such Lender's Commitment Percentage of the Term Loan B Facility.

                (c)  Term Loan C.  Upon the terms and subject  to
          the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Lender agrees severally, but not jointly, to make a Term Loan C to the Borrowers on the Amendment No. 1 Effective Date in the aggregate amount of such Lender's Commitment Percentage of the Term Loan C Facility.

               (d)  Acquisition Loan.  Upon the terms and subject
          to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Lender agrees severally, but not jointly, to make an Acquisition Loan to the Borrowers in incremental Acquisition Loan Advances of not less than $1,500,000 each and in aggregate principal amount of up to such Lender's Commitment Percentage of the Acquisition Facility. Each Acquisition Loan shall be a Prime Rate Term Loan only and may not be borrowed as or converted to a Eurodollar Rate Term Loan.

          SECTION 3.2 Manner of Borrowing Term Loans. The Borrowers, through the Borrowers' Representative, shall give the Agent at least two Business Days' prior written notice of the occurrence of the Amendment No. 1 Effective Date and at least five (5) Business Days notice of each proposed borrowing of a Term Loan B Advance and at least thirty (30) days notice of each proposed Acquisition Loan Advance. Each notice requesting a Term Loan B Advance shall set forth (i) the aggregate principal amount of the advance, which shall not be less than $250,000 and which when added to previous Term Loan B Advances shall not exceed $2,000,000 in the aggregate, (ii) the Borrower or Borrowers on whose behalf the advance is being requested and the amount requested by each and the date on which the requested advance is to be made, (iii) the cost of the Equipment (exclusive of "soft costs") for which the proceeds are to be used to pay, (iv) a certification that the amount requested does not exceed 80% of such cost, and (v) the purchase invoices relating to such Equipment. Each notice requesting an Acquisition Advance shall set forth (i) the aggregate principal amount of the advance, which shall not be less than $1,500,000 and which when added to previous Acquisition Loan Advances shall not exceed $5,000,000 in the aggregate, (ii) the Borrower or Borrowers on whose behalf the advance is being requested,
     (iii) a description of the Person or Business Unit to be acquired (the "Target") and a summary of the financial terms of the Acquisition, (iv) a statement as to whether the transaction will be a stock or asset acquisition, (v) 3 years of historical financial information of the Target, including a balance sheet as of a recent date and a year to date statement of earnings, (vi) a detailed list of assets, real and personal, of the Target, together with legal descriptions of any real property and (vii) a detailed schedule of Indebtedness of the Target. Upon receipt of such notice from the Borrowers' Representative, the Agent shall promptly notify each Lender thereof. Each Lender will make the amount equal to its Commitment Percentage of the aggregate principal amount of the respective Term Loans available to the Agent, for the account of the Borrowers, at the office of the Agent, prior to 12:00 noon on the borrowing date in funds immediately available to the Agent. On the borrowing date, upon satisfaction of the applicable conditions set forth in Sections 5.1, 5.2 and 5.3. the Agent will disburse the Term Loans, in same day funds in accordance with the terms of a disbursement letter from the Borrowers' Representative to the Agent.

          SECTION 3.3  Repayment of Term Loans.

               (a) Term Loan A. The remaining principal amount of each Term Loan A is due and payable, and shall be repaid in full by the applicable Borrower, in consecutive installments on successive Installment Payment Dates as follows: each installment coming due on an Installment Payment Date following the Effective Date shall be in an amount equal to the applicable Term Loan A Installments, except that the final installment shall be payable on the Term Loan Termination Date and shall be in the amount of the then-unpaid balance of such Term Loan A to such Borrower.

               (b) Term Loan B. On July 1, 1999 and on each July 1 and December 31 of each year thereafter the aggregate amount of Term Loan B Advances outstanding as to which no repayment schedule has been established shall be due and payable, and shall be repaid in full by the Borrowers, in consecutive installments on successive Installment Payment Dates as follows: each installment coming due on the first Installment Payment Date following such date shall be in an amount determined by dividing the principal amount of all Term Loan B Advances subject to such determination by 60, except that the final installment shall be payable on the Term Loan Termination Date in the amount of the then-unpaid balance of such Term Loan B Advances. Any amounts of the Term Loan B repaid from time to time may be reborrowed in accordance with the provisions of Section 3.2(b).

               (c) Term Loan C. The principal amount of the Term Loan C is due and payable, and shall be repaid in full by the Borrower, in consecutive installments of $27,192.00 each on successive Installment Payment Dates commencing with the June 1, 1999 Installment Payment Date and continuing thereafter until paid in full, provided that the final installment shall be payable on the Term Loan Termination Date and shall be in the amount of the then unpaid principal balance of the Term Loan C.

               (d)   Acquisition Loan.  The principal  amount  of
          each Acquisition Loan Advance shall be due and payable in full in up to thirty-six (36) consecutive installments on successive Installment Payment Dates commencing with the first Installment Payment Date following the applicable Acquisition Loan Advance Date and continuing thereafter until paid in full with each installment in the amount of the quotient obtained by dividing the principal amount of the Acquisition Loan Advance by thirty-six (36), provided, however, that in all events the entire unpaid principal balance of each such Acquisition Loan Advance shall be repaid in full on the Term Loan Termination Date.

          SECTION 3.4  Prepayment of Term Loans.

               (a) Voluntary Prepayment. Provided that Availability immediately prior to and after giving effect to any such voluntary prepayment is not less than $500,000, the Borrowers shall have the right at any time and from time to time, upon at least five days' prior written notice by the Borrowers' Representative to the Agent, to prepay, without premium or penalty, the Term Loans; provided, however, that Term Loans A and C may not be prepaid prior to maturity without the consent of the Required Lenders. Each partial prepayment of a Term Loan shall be in a principal amount equal to $50,000 or any integral multiple thereof. On the prepayment date, the Borrowers shall pay interest on the amount prepaid, accrued to the prepayment date. Any notice of prepayment given by the Borrowers' Representative hereunder shall be irrevocable, and the amount to be prepaid (including accrued interest) shall be due and payable on the date designated in the notice.

               (b)  [Reserved].

               (c) Prepayment on Asset Disposition. Provided Availability equals at least $500,000 immediately prior to and after giving effect to such prepayment, any and all amounts received by a Borrower as cash proceeds (after deducting related expenses and taxes) from the sale (subject to such restrictions and consents as may be required in the Loan Documents) of any Real Estate or Equipment, to the extent such proceeds exceed (i) $100,000 in the case of any single parcel or item of Real Estate or Equipment, or (ii) $250,000 in the aggregate for all Real Estate and Equipment as to any Borrower sold during any twelve-month period, shall be paid by all Borrowers within one month following receipt thereof, to the Agent for application to the Term Loan B or, if required by the Required Lenders, to the Term Loans A and C.

               (d) Term Loans A and C Prepayment Prohibited. Without the prior written consent of the Required Lenders, the Borrowers shall not be entitled to prepay any part or all of Term Loans A or C prior to the Term Loan Termination Date. In the event that, notwithstanding such prohibition, the Borrowers shall, for any reason and by any means, nevertheless prepay Term Loan A or C or cause Term Loan A or C to be prepaid in whole or in part, the Revolving Credit Facility and the right of any Borrower to request further borrowings under this Agreement shall immediately terminate, and all outstanding principal of the Revolving Credit Loans, together with accrued but unpaid interest therein and all fees and other amounts payable in respect thereof, shall become immediately due and payable at the option of and upon demand by the Agent on behalf of the Lenders.

               (e) Prepayment on Termination. The Borrowers shall be obligated to prepay the Term Loans in full together with accrued and unpaid interest thereon upon any termination of this Agreement pursuant to Section
          4.6 or otherwise or upon any acceleration of the Term Loans pursuant to Article 12.

               (f) Application of Prepayments. Each prepayment under this Section 3.4 shall first be applied ratably to the scheduled principal installments of Term Loan B in the inverse order of their maturities until paid in full, and then ratably to the scheduled principal installments of each Term Loan A and C in the inverse order of their maturities until paid in full. Any amounts prepaid under this Section 3.4 with respect to Term Loans A and C may not be reborrowed.

          SECTION 3.5 Term Notes. Each Term Loan A made by each Lender and the obligation of the applicable Borrower to repay such Loan shall continue to be evidenced by this Agreement and by a Term Note A made by such Borrower payable to the order of such Lender dated on the Original Effective Date. Each Term Loan B and C made by each Lender and the obligation of the Borrowers to repay such Loan shall be evidenced by this Agreement and by a Term Note B or Term Note C made by the Borrowers, jointly and severally, payable to the order of such Lender. Each Term Note B and C shall be dated the Effective Date or the Amendment No. 1 Effective Date, as applicable, and be duly and validly executed and delivered by the Borrowers. Each Acquisition Loan made by each Lender and the obligation of the Borrower to repay such Loan shall be evidenced by this Agreement and by an Acquisition Loan Note made by the Borrower, jointly and severally, payable to the order of such Lender. Each Acquisition Loan Note shall be dated the date of funding the Acquisition Loan and shall be duly and validly executed and delivered by the Borrower.

     (c) amending subsections (a) and (b) of Section 4.2 to read in their entirety as follows:

          (a) Amendment Fee. As additional consideration for the Lender making the additional credit facilities contemplated by Amendment No. 1 available to the Borrowers and agreeing to the various amendments set forth therein, the Borrowers shall pay to the Agent for the benefit of the Lender an amendment fee in the amount of $50,000 payable in two installments as follows: (i) the first installment of $25,000 shall be due and payable on or before and as a condition to the Amendment Effective Date and (ii) the second installment of $25,000 shall be due and payable on the earlier of November 1, 1999 and the date, if applicable, of the prepayment in full of the Secured Obligations.

          (b) Activation Fee. At time of the initial request for a borrowing under the Acquisition Facility the Borrowers agree to pay to the Agent, for the Ratable benefit of the Lenders, a one-time activation fee of $25,000.

     (d) amending Section 4.10 by inserting the words "twelfth month preceding the" immediately before the words "Termination
Date" appearing in the first sentence thereof.

     (e)   amending Section 4.21(d) by substituting the number  8
for the number 4 appearing therein.

     (f)  amending Article 5 Conditions Precedent by adding a new
Section 5.3 thereto to read as follows:

          SECTION 5.3 Acquisition Loan. As a condition precedent to the obligations of any Lender to make any Acquisition Loan Advance, each Lender shall be satisfied in its discretion with the structure and terms of the proposed Acquisition. In addition, at the time of making each Acquisition Loan Advance the Lenders shall have received on or before the date of funding such advance each of the items set forth in
          Section 5.1 relating to the Acquisition and the Target and the Acquisition transaction as the Lenders shall require, each in form and substance satisfactory to the Agent, its special counsel and the Lenders, and in addition thereto shall have received each of the following in form and substance satisfactory to the Agent, its special counsel and the Lenders:

               (a) Each Acquisition Loan Note duly executed by the Borrower.

               (b) Evidence that on a historical basis after giving effect to the Acquisition consolidated Indebtedness for Money Borrowed (exclusive of Subordinated Indebtedness) of Collins and its Consolidated Subsidiaries (including the Target) does not exceed consolidated EBITDA minus unfunded capital expenditures of Collins and its Consolidated Subsidiaries (including the Target) for the 12 month period most recently ended by more than 4.25 times.

               (c) Evidence that both before and after giving effect to the proposed Acquisition no Default or Event of Default shall exist.

               (d) Evidence of the termination of all Liens and the repayment of all Indebtedness other than Liens and Indebtedness permitted to exist hereunder.

               (e) Copies of all documents and agreements executed in connection with the Acquisition.

               (f)  Payment of all applicable fees and expenses.

               (g) Executed Mortgages on Acquired Real Estate and related title insurance policies.

               (h) Such financing statements as the Lenders shall require.

               (i) Such legal opinions as the Lenders shall require.

     (g) amending and restating Exhibit A to the Loan Agreement in its entirety in the form of Annex A attached hereto and made a part hereof;

     (h) amending Section 11.1(a) by substituting the sum of $14,000,000 for the sum of $15,000,000 appearing in clause(v) thereof.

     (i) amending Section 11.1(e) by deleting the same in its entirety.

     (j)   by  amending Section 11.2 by redesignating subsections
(h) and (i) as subsections (i) and (j), respectively, and inserting a new subsection (h) to read as follows:

          (h) Indebtedness in the principal amount of up to $1,250,000 incurred in connection with the issuance of industrial revenue bonds to finance additions and improvements to facilities owned or operated by Bus in South Hutchinson, Kansas.

     (k) amending Section 11.7 to read in its entirety as follows:

               SECTION 11.7 Restricted Payments; Purchases, Etc. Declare or make any Restricted Payment or Restricted Purchase, except, provided that both at the time of the declaration and at the time of the payment thereof, and after giving effect thereto, no Default or Event of Default shall or would exist, Collins may (i) pay dividends on its common stock during any Fiscal Year and (ii) repurchase shares of its outstanding common stock for an aggregate purchase price of up to $2,000,000 during any 12 consecutive month period.

     (l) amending Section 11.13 to read in its entirety as follows:

               SECTION 11.13 Real Estate Leases. After the Effective Date, enter into any real property lease (other than an IRB Lease), including any renewal or modification of a lease relating to the Real Estate occupied by the Borrowers on the Effective Date, if the aggregate annual rental under all such leases of the Borrowers would exceed $460,000, without the prior written consent of the Agent, on behalf of the Lenders, which consent shall not be unreasonably withheld.

     (m) amending Section 12.2 by adding a new subsection (xiii) at the end thereof to read as follows:

          (xiii) obtain at the expense of the Borrower such appraisals of Collateral as the Agent or the Lenders in their sole discretion shall require.

     (n) amending Section 15.2 by substituting the amount of $6,500 for the amount of $5,000 appearing in subsection (a) thereof.

     (o) adding new Exhibits B-3 and B-4 thereto in the forms of Exhibits B-3 and B-4, respectively, attached hereto.

     (p)   amending  the  Schedules  to  the  Loan  Agreement  by
substituting   for  each  thereof  the  Schedules   bearing   the
corresponding title attached to this Amendment.

     Section 3. Additional Borrower; Joinder. By their execution and delivery hereof, each of Mid Bus and Brutzer and the other Borrowers acknowledges and agrees that each of Mid Bus and Brutzer has become, as of the Amendment Effective Date, a Borrower under and as defined in the Loan Agreement, and each of Mid Bus and Brutzer hereby agrees to be bound in such capacity by all of the terms and provisions thereof and, to the extent applicable, of the other Loan Documents to the same extent as if each were an original signatory thereof as a Borrower.

     Section 4. Consent and Waiver. The Lender hereby (i) consents, subject to the provisions of Section 5, to the Mid Bus Acquisition, and (ii) waives compliance and the effects of non-compliance by the Borrowers with the provisions of Sections 11.3,
11.4 and 11.5 of the Loan Agreement, to the extent that the transactions contemplated by the Mid Bus Acquisition would have violated or constituted a breach of such provisions.

     Section 5. Conditions to Effectiveness of Amendment. This Amendment shall become effective (the "Amendment Effective Date") upon (a) payment by the Borrower to the Agent for the account of the Lender of the first installment of the amendment fee in an amount equal to $25,000 and (b) receipt by the Agent of the following, each in form and substance satisfactory to the
Agent:

          (i) counterparts of this Amendment, duly executed and delivered by each Borrower;

          (ii) an Amended and Restated Revolving Credit Note in the form attached hereto as Annex A duly executed by each Borrower;

          (iii) a Term Note C in the form attached hereto as Exhibit B-4 duly executed by each Borrower;

          (iv) certified copies of the articles of incorporation and bylaws of Mid Bus and Brutzer, each as in effect on the Amendment Effective Date, and with respect to the other Borrowers and the Guarantors, a certificate of an appropriate officer of such Borrowers and Guarantors to the effect that none of such documents relating to such Borrowers and Guarantors have been amended or otherwise modified since July 31, 1998, the date on which such documents were last delivered to Agent and Lender under the Loan Agreement;

          (v) certificates of incumbency and specimen signatures with respect to each of the officers of the Borrowers and the Guarantors who is authorized to execute and deliver the Loan Documents to which it is a party and each other certificate, agreement or other document to be executed by the Borrowers and the Guarantors in connection with this Amendment;

          (vi) a certificate evidencing the good standing of each of Mid Bus and Brutzer in the jurisdiction of its incorporation and in each other jurisdiction in which it is required to be qualified as a foreign corporation to transact business as presently conducted;

          (vii) a certificate of the President of Collins or of the Financial Officer that all representations and warranties of Borrowers set forth in the Loan Documents are true and correct as of the Amendment Effective Date and that no Default or Event of Default exists (after giving effect to this Amendment), and Agent and Lender shall be satisfied as to the truth and accuracy thereof;

          (viii)      Financing  Statements  duly  executed   and
          delivered by each of Mid Bus and Brutzer;

          (ix) a landlord's waiver and consent agreement, in form and substance satisfactory to the Agent, duly executed on behalf of each landlord of the Real Estate on which any Collateral owned by Mid Bus or Brutzer is located;

          (x) a Trademark Assignment duly executed and delivered by each of Mid Bus and Brutzer;

          (xi)  amendments  or  modifications  to  each  of   the
          Mortgages existing on the Amendment Effective Date and endorsements to related title insurance policies;

          (xii) evidence of payment or arrangements for payment of all Debt and the termination or arrangements for termination of all Liens not permitted under the Loan Documents;

          (xiii) a signed opinion of Shook, Hardy & Bacon, counsel for the Borrowers, and of such local counsel for the Borrowers as may be required, opining as to such matters in connection with the transactions contemplated by this Agreement as the Agent or its special counsel may reasonably request;

          (xiv) updated Schedules to the Loan Agreement as necessary to reflect accurately as of the Amendment No.
          1 Effective Date the facts purported to be set forth therein;

          (xv) a consent duly executed by each Guarantor; and

          (xvi) such other documents and instruments as the Agent may reasonably request.

     Section 6. Representations and Warranties. Each Borrower hereby makes the following representations and warranties to the Agent and the Lender, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

     (a) Authorization of Agreements. Such Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other agreement contemplated hereby to which it is a party have been duly executed and delivered by the duly authorized officers of such Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

     (b) Compliance of Agreements with Laws. The execution, delivery and performance of this Amendment and each other agreement contemplated hereby to which such Borrower is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

          (i) require any Governmental Approval or violate any Applicable Law relating to such Borrower or any of its Subsidiaries,

          (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or any shareholders' agreement of such Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Borrower, any of its Subsidiaries or any of such Borrower's or such Subsidiaries' property may be bound or any Governmental Approval relating to such Borrower or any of its Subsidiaries, or

          (iii)       result  in  or  require  the  creation   or
          imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than the Security Interest.

     Section 7. Expenses. The Borrowers agree to pay or reimburse on demand all costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by the Agent or the Lender in connection with the negotiation, preparation, execution and delivery of this Amendment.

     Section 8. Governing Law. This Amendment shall be construed in accordance with, and governed by, the laws of the State of Georgia.

     Section 9. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties and their respective successors and assigns and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers in several counterparts as of the date first above written.

                                 BORROWERS:

                                 COLLINS INDUSTRIES, INC.


                                 By: /s/ Larry Sayre
                                   Larry Sayre
                                   Chief Financial Officer


                                 COLLINS BUS CORPORATION


                                 By: /s/ Larry Sayre
                                   Larry Sayre
                                   Chief Financial Officer


                                 WHEELED COACH INDUSTRIES, INC.


                                 By: /s/ Larry Sayre
                                   Larry Sayre
                                   Chief Financial Officer


                                 CAPACITY OF TEXAS, INC.


                                 By: /s/ Larry Sayre
                                   Larry Sayre
                                   Chief Financial Officer


                                 MOBILE-TECH CORPORATION


                                 By: /s/ Larry Sayre
                                   Larry Sayre
                                   Chief Financial Officer


                                 WORLD TRANS, INC.


                                 By: /s/ Larry Sayre
                                   Larry Sayre
                                   Chief Financial Officer


                                 BRUTZER CORPORATION


                                 By: /s/ Larry Sayre
                                   Larry Sayre
                                   Chief Financial Officer


                                 MID BUS, INC.


                                 By: /s/ Larry Sayre
                                   Larry Sayre
                                   Chief Financial Officer


                                 AGENT:

                                 NATIONSBANK, N.A.


                                 By:  /s/ Gaye Stathis
                                   Name:  Gaye Stathis
                                   Title: Vice President


                                 LENDER:

                                 NATIONSBANK, N.A.


                                 By:  /s/ Gaye Stathis
                                   Name:  Gaye Stathis
                                   Title: Vice President